UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2019

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PF	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 8.01. Other Events.
On December 23, 2019, the operating partnership of VEREIT, Inc., a Maryland corporation (the “Company”), VEREIT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), pursuant to the terms of that certain credit agreement dated as of May 23, 2018 (the “Credit Agreement”) by and among the Operating Partnership, as borrower, the Company, as guarantor, the financial institutions from time to time party thereto as lenders, Wells Fargo Bank, National Association, as the administrative agent, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, and Barclays Bank PLC, BMO Capital Markets Corp., Capital One, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as joint lead arrangers, provided notice to the administrative agent to reduce the revolving commitments under the Credit Agreement by $500.0 million. Following this reduction, which will become effective on December 27, 2019, the Credit Agreement will provide for a $1.5 billion unsecured revolving credit facility reduced from a $2.0 billion unsecured revolving credit facility.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer
Date: December 23, 2019